UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2017

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Bank Street, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 578-2202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.03	Material Modification to Rights of Security Holders.

Upon the scheduled issuance of the 5.25% Series F Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share (the “Series F Preferred Stock”), of Webster Financial Corporation (the “Company”) on December 12, 2017, the ability of the Company to declare and pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any securities of the Company that rank junior to the Series F Preferred Stock will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series E Preferred Stock for the last preceding dividend period. The terms of the Series F Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations (as defined herein), a copy of which is filed as Exhibit 3.3 to the Company’s Form 8-A filed on December 12, 2017 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On December 12, 2017, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series F Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.3 to the Company’s Form 8-A filed on December 12, 2017 and is incorporated herein by reference.

Item 8.01	Other Events.

On December 12, 2017, the Company closed the public offering of 6,000,000 depositary shares (the “Depositary Shares”) pursuant to an Underwriting Agreement, dated December 5, 2017 (the “Underwriting Agreement”), by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives for the underwriters (the “Underwriters”). Each Depositary Share represents a 1/1,000th interest in a share of the Series F Preferred Stock. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additionally, the opinion and consent of Hogan Lovells US LLP as to the validity of the Series F Preferred Stock and the Depositary Shares of the Company offered pursuant to the Prospectus Supplement dated December 5, 2017 is filed herewith and incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-201026) as an exhibit thereto.

The Deposit Agreement, dated as of December 12, 2017 (the “Deposit Agreement”), by and among the Company, Broadridge Corporate Issuer Solutions, Inc., as depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares, is filed as Exhibit 4.1 to the Company’s Form 8-A filed on December 12, 2017 and incorporated herein by reference. The form of depositary receipt representing the Depositary Shares and the form of certificate representing the Series F Preferred Stock are filed as Exhibit 4.2 and 4.3, respectively, to the Company’s Form 8-A filed on December 12, 2017 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 5, 2017, by and among Webster Financial Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein.

3.1	Certificate of Designations of 5.25% Series F Non-Cumulative Perpetual Preferred Stock of Webster Financial Corporation, filed with the Secretary of State of the State of Delaware and effective December 12, 2017 (filed as Exhibit 3.3 to the Company’s Form 8-A filed on December 12, 2017 and incorporated herein by reference).

4.1	Deposit Agreement, dated as of December 12, 2017, by and among Webster Financial Corporation, Broadridge Corporate Issuer Solutions, Inc., as depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of depositary receipt representing the Depositary Shares (filed as Exhibit 4.2 to the Company’s Form 8-A filed on December 12, 2017 and incorporated herein by reference).

4.3	Form of certificate representing the Series F Preferred Stock (filed as Exhibit 4.3 to the Company’s Form 8-A filed on December 12, 2017 and incorporated herein by reference).

5.1	Opinion of Hogan Lovells US LLP as to the legality of the Company’s Series F Preferred Stock and Depositary Shares.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

By:	/s/ Glenn I. MacInnes
Name:	Glenn I. MacInnes
Title:	EVP, Chief Financial Officer

Date: December 12, 2017